SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 25, 2002
(Date of earliest event reported)

             TEXTRON INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

           40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices, including zip code)

                                (401) 421-2800
(Registrant's telephone number, including area code)

                                                     N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

            On July 25, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, Textron delivered to the Securities and Exchange Commission sworn statements of Lewis B. Campbell, Textron's principal executive officer, and Ted R. French, Textron's principal financial officer, both in the form specified by the Securities and Exchange Commission.  Conformed copies of the sworn statements are attached hereto as exhibits 99.1 and 99.2.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By: s/ Terrence O'Donnell
Name: Terrence O'Donnell
Title: Executive Vice President and General Counsel

Dated: July 31, 2002

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Sworn Statement of Lewis B. Campbell
99.2	Sworn Statement of Ted R. French